UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to

Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. )

Check the appropriate box:

☐	Preliminary Information Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2)).
☒	Definitive Information Statement.

PRECISION AEROSPACE COMPONENTS, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration No.:

3.	Filing Party:

4.	Date filed: May 24, 2016

PRECISION AEROSPACE COMPONENTS, INC.

351 Camer Drive

Bensalem, PA 19020

NOTICE OF MAJORITY SHAREHOLDERS CONSENT IN LIEU OF 2016 ANNUAL MEETING OF SHAREHOLDERS

The consent has been obtained as permitted pursuant to Section 228 of the Delaware Corporation law and Section 9 of the Company's by-laws.

The following actions were approved as of this date by the holders of 86.2% of the shares outstanding:

1.	The election of the following directors of the Company, to serve until their replacement is elected:

John Wachter William J. Golden Nicole Doyle

2.	The ratifications of the selection of Friedman, LLP as the Company's registered public accounting firm for the current fiscal year.

Since the proposals are already adopted by the action of the holders of 86.2% of the issued and outstanding shares of common stock entitled to vote thereon, your vote is not required and this information is being provided as a matter of record. Nonetheless, all shareholders of record at the close of business on May 24, 2016 are entitled to notice of this consent.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS NOTICE IS FOR INFORMATION PURPOSES ONLY

By Order of the Board of Directors

John Wachter

Chairman of the Board of Directors

May 24, 2016

PRECISION AEROSPACE COMPONENTS, INC.

INFORMATION STATEMENT

INTRODUCTION

This Information Statement, dated May 24, 2016, is furnished in connection with the June 3, 2016 Majority Shareholders Consent in lieu of the Annual Meeting of Shareholders of Precision Aerospace Components, Inc. (the "Meeting"), for the purposes set forth in the notice of the consent.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS NOTICE IS FOR INFORMATION PURPOSES ONLY

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This Information Statement was posted on the Company's website (www.precaeroinc.com) on or about May 24, 2016.

The complete mailing address of the Company's principal executive office is 351 Camer Drive, Bensalem, PA 19020.

At the date of the consent, at which date the annual meeting would have been held, the following voting shares of the Company will be outstanding:

Class	Shares Outstanding	Voting

Common Shares	99,501,998	99,501,998

Each common share is entitled to one vote. The common shares are the only shares of the Company entitled to a vote.

The two holders of 85,791,534 common shares (86.2% of the total outstanding shares) voted together to approve each of the proposals.

Appraisal rights are not available to shareholders with respect to any matter approved.

The annual report on Form 10-K of the Company for the year ended December 31, 2015 (the "Annual Report"), including the Company's audited consolidated financial statements for the year ended December 31, 2015 is available on the Securities and Exchange Commission's EDGAR website (www.sec.gov). Shareholders are encouraged to read the Annual Report with special care since the information contained therein is integral to this Information Statement and is hereby incorporated by reference.

THE COMPANY IS NOT SOLICITING PROXIES IN CONNECTION WITH THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT, AND NO VOTE OR OTHER ACTION BY THE COMPANY'S STOCKHOLDERS IS REQUIRED TO BE TAKEN IN CONNECTION WITH THIS INFORMATION STATEMENT.

More specifically, this Information Statement is being furnished to the holders of record on May 24, 2016, of the outstanding shares of common stock, $.001 par value, of the Company.

This Information Statement is being provided solely for informational purposes and is NOT being provided in connection with a vote of the Company's stockholders.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board will consist of three members, one of whom is independent by the NASDAQ definition of independent directors which is the definition used by the Company, as further discussed below. Our bylaws provide that the Board of Directors will be no less than three nor more than nine. Each director holds office until his or her successor is elected and qualified or until his or her earlier resignation, removal or end of term in the event of a reduction in the size of the board of directors.

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The following table sets forth the name, age and position of each of the persons nominated for appointment to the Company's Board of Directors, additional information follows the table:

Name	Age	Position	With Company Since

John Wachter	34	Interim CEO and Chairman of the Board	2015
William J. Golden	39	General Counsel and Director	2015
Nicole Doyle	35	Director	2016

John Wachter

Mr. Wachter is one of the founders of Polymathes Capital LLC ("Polymathes Capital"). Polymathes Capital is located in Princeton, New Jersey. Previously, Mr.Wachter was an equity analyst for hedge fund. Mr. Wachter also serves as Chairman of Epolin Chemicals LLC, a specialty chemical manufacturer located in Newark, New Jersey. Mr. Wachter is a graduate of Princeton University.

Mr. Wachter is Chairman of the Board of Directors and a member of the Company's Audit and Compensation Committees.

William J. Golden

Mr. Golden is one of the founders of Polymathes Capital. Mr. Golden is an attorney admitted to practice law in the States of New York and New Jersey, and the Commonwealth of Pennsylvania. From 2006 to 2008, he was an attorney in the financial restructuring department of Cadwalader, Wickersham & Taft, an international law firm based in New York, New York. Mr. Golden is a graduate of Princeton University, the London School of Economics and Political Science and the Fordham University School of Law.

Mr. Golden serves as Secretary of the Board and the Chairman of the Company's Compensation Committee.

Nicole Doyle

Ms. Doyle is a Director at C3 Capital LLC, in Kansas City, Missouri, where she has been since 2007. Prior to joining C3, she worked at McGladrey & Pullen as an auditor and HNTB as a senior accountant. Upon graduating from college, she was as an auditor for two and a half years at KPMG, LLC. She graduated from Kansas State University with a Bachelor of Science in Business Administration and a Masters in Accounting. Ms. Doyle serves as a director on the boards of the Kansas City Chapter of the Association for Corporate Growth, as well as, Accel Clinical Research and First Response Environmental Group.

ADDITIONAL INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES

Certain Relationships and Related Transactions

William J. Golden is the managing member of Precision Group Holdings LLC, our majority shareholder. John F. Wachter is a member of Precision Group Holdings LLC. Nicole Doyle is a director of C3 Capital LLC, the general partner of Capital Partners III LP, a large shareholder and a lender to the Company.

Independence of Directors

The Board will consist of 3 members of whom 1 is a non-management director. Determination as to qualifications of an independent director is made pursuant to the definition of Independent Director as set forth in the NASDAQ Manual. The independence guidelines and the Company's categorical standards include a series of objective tests, such as the director is not an employee of the Company and has not engaged in various types of business dealings involving the Company, which would prevent a director from being independent.

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Board Meetings

For the fiscal year ended December 31, 2015 ("Fiscal 2015"), the Board of Directors held two meetings. All Board members attended at least 75% of the aggregate number of Board meetings and applicable committee meetings held while such individuals were serving on the Board of Directors, or such committees. Each director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including attending meetings of the shareholders of the Company, the Board of Directors and committees of which he or she is a member.

Code of Ethics and Committee Charters

The Company's Code of Ethics and Audit Committee Charter have been approved by the Company's Board of Directors and are available on the Company's web site. The draft committee charter has not been formally adopted by the Board of Directors.

Audit Committee

The Audit Committee makes such examinations as are necessary to monitor the corporate financial reporting and the external audits of the Company, to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

Compensation Committee

The compensation committee is authorized to review and make recommendations to the Board regarding all forms of compensation to be provided to the executive officers and directors of the Company, including stock compensation, and bonus compensation to all employees. Officers of the Company serving on the Compensation Committee do not participate in discussions regarding their compensation.

Nominating Committee

The Company does not have a Nominating Committee and the full Board acts in such capacity.

Code of Ethics

The Code of Ethics applies to the Company's directors, officers and employees. It is available on the Company's website.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers and persons who beneficially own more than ten percent (10%) of a registered class of its equity securities, file with the SEC reports of ownership and changes in ownership of its common stock and other equity securities. Executive officers, directors, and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to us or written representations that no other reports were required, the Company believes that, for transactions during 2015, all filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were met.

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Compensation of Directors

The following table sets forth information with respect to director's compensation for the fiscal year ended December 31, 2015:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Andrew S. Prince	$1,000	-	-	-	-	-	$1,000

Donald Barger	$1,000	-	-	-	-	-	$1,000

Non-employee Directors of the Company of the Company were paid $1,000 for their normal board activities.

THE REQUISITE MAJORITY OF SHAREHOLDERS HAS VOTED IN FAVOR OF THE ELECTION OF THESE DIRECTORS. NO PROXY IS REQUIRED OR REQUESTED. VERY SPECIFICALLY, YOU ARE REQUESTED NOT TO SEND US YOUR PROXY. THIS NOTICE IS FOR INFORMATION PURPOSES ONLY.

PROPOSAL 2

THE RATIFICATION OF THE SELECTION OF FRIEDMAN, LLP AS THE COMPANY'S REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

Friedman, LLP was recommended by the Audit Committee of our Board to be reappointed as the Company's independent registered public accounting firm to act in such capacity for the fiscal year ending December 31, 2016. Although submission of this matter to the stockholders for action is not required by law or the Company's By-laws, the Board believes that such submission is consistent with the best practices and is an opportunity for shareholders to provide direct feedback to the Board on an important issue of corporate governance.

For the year 2015, Friedman, LLP performed professional services for the Company in connection with audits of the financial statements of the Company. Friedman, LLP has also reviewed quarterly reports of the Company and has provided the Company tax compliance advice.

Audit and Audit-Related Fees

The aggregate fees billed or to be billed for professional services rendered by our independent registered public account firms for the audit of our annual financial statements, review of financial statements included in our quarterly reports and other fees that are normally provided by the accounting firms in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2014 and 2015 were: approximately $50,500 for 2014 and approximately $75,000 for 2015.

Tax Fees

The aggregate fees billed for professional services rendered by the Company's independent registered public accounting firms for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2014 and 2015 were $3,000 in 2015 and $3,000 in 2014.

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All Other Fees

The aggregate fees billed for products and services provided the Company's independent registered public accounting firms for the fiscal years ended December 31, 2015 and 2014 were $0 in 2015 and $0 in 2014.

Audit Committee

Our Audit Committee implemented pre-approval policies and procedures for our engagement of the independent auditors for both audit and permissible non-audit services. Under these policies and procedures, all services provided by the independent auditors must be approved by the Audit Committee or Board of Directors prior to the commencement of the services, subject to certain de-minimis non-audit service (as described in Rule 2-01(c)(7)(C) of Regulation S-X) that do not have to be pre-approved as long as management promptly notifies the Audit Committee of such service and the Audit Committee or Board of Directors approves it prior to the service being completed. All of the services provided by our independent auditors have been approved in accordance with our pre-approval policies and procedures.

THE REQUISITE MAJORITY OF SHAREHOLDERS HAS VOTED IN FAVOR OF THIS PROPOSAL.

NO PROXY IS REQUIRED OR REQUESTED.

VERY SPECIFICALLY, YOU ARE REQUESTED NOT TO SEND US YOUR PROXY.

THIS NOTICE IS FOR INFORMATION PURPOSES ONLY.

ADDITIONAL INFORMATION

Voting Securities; Beneficial Ownership of the Company's Common Stock

The Company's common stock is the only class of voting equity securities that is currently outstanding and entitled to vote at a meeting of the Company's stockholders. Each share of common stock entitles the holder thereof to one (1) vote. As of May 24, 2016, 99,501,998 shares of the Company's common stock were outstanding. Pursuant to the recapitalization transactions of January 16, 2015, the Company is still obligated to issue an additional 435,071,882 shares of common stock to Precision Group Holdings LLC and an additional 212,742,109 shares of common stock to C3 Capital Partners III L.P.

(a)

The following table sets forth certain information with respect to the beneficial ownership of the outstanding Common Stock of the Company, for each person who is known by the Company to beneficially own more than 5 percent of the Company's Common Stock (its only voting securities):

BENEFICIAL OWNER (1)	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS

Precision Group Holdings LLC	56,787,820	57.1
C3 Capital Partners III L.P	29,00,714	29.1
Andrew S. Prince	7,798,623	7.8

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(b)

The following table sets forth certain information with respect to the beneficial ownership of the Common Stock by (i) each of the Company's Directors, (ii) each of the Company's Named Executive Officers, and (iii) all directors and executive officers as a group.

BENEFICIAL OWNER (1)	AMOUNT OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS

John Wachter, interim CEO and Director	56,787,820	57.1%
William J. Golden, General Counsel and Director	56,787,820	57.1%
Directors and Executive Officers as a Group	56,787,820	57.1%

(1)	Except where otherwise indicated, the address of the beneficial owner is deemed to be the same address as the Company.

As of May 24, 2016, the date used to calculate the tables above, the Company had 99,501,998 shares of Common Stock outstanding and 0 shares of preferred stock outstanding. Pursuant to the recapitalization transactions of January 16, 2015, the Company is still obligated to issue an additional 435,071,882 shares of common stock to Precision Group Holdings LLC and an additional 212,742,109 shares of common stock to C3 Capital Partners III L.P.

Executive Compensation

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the Company's principal executive officer and all of the other executive officers with annual compensation exceeding $100,000, who served during the fiscal year ended December 31, 2015 for services in all capacities to the Company:

SUMMARY COMPENSATION TABLE

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)

John Wachter, Interim CEO	2015	$1

Richard McVaugh, President Aero-Missile Components Inc.	2015	$191,861	-	-	-	-	-	-

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

None

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Other Compensation Information

The Company, as reported in its 8-K filed on January 23, 2015, reported that Andrew S. Prince had resigned as President and CEO.

The Company, as reported in its 8-K filed on April 6, 2016, reported that it had approved an employment and compensation agreement with Victor Mondo, its new President and CEO, which runs from April 1, 2016 until March 31, 2019.

The Precision Aerospace Components, Inc. 2011 Omnibus Incentive Plan (the "2011 Plan"), approved as of April 10, 2011 made the greater of 550,000 shares or twenty percent of the highest total of the Company's common shares at any time outstanding available for future equity awards. Under the 2011, Plan, the term of the Option shall be specified in the applicable Award Agreement which shall not exceed ten years from the date of grant. The price at which shares of Stock may be purchased under an Option (the "Option Price") shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Stock on the date the Option is granted.

No awards have been made pursuant to the 2011 Plan.

Other than the foregoing, the Company does not have any Stock Option Plan, long term compensation agreement, other option or SAR agreements or grants or pension or profit sharing arrangements.

Annual Report, Financial Additional Information

The Annual Financial Statements and Review of Operations of the Company for fiscal year 2015 can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2015.

The Company's filings with the SEC are all accessible by following the links to "Investor Info" on the Company's website at www.precaeroinc.com. The Company will furnish without charge a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules thereto, to any person requesting in writing and stating that he or she is the beneficial owner of Common Shares of the Company.

Requests and inquiries should be addressed to:

Investor Relations

Precision Aerospace Components, Inc.

351 Camer Drive

Bensalem, PA 19020

By Order of the Board of Directors

John Wachter

Chairman of the Board

Dated: May 24, 2016

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